Related Parties	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Parties

NOTE 9 – RELATED PARTIES

In January 2017, Mr. Ajjarapu and Mr. Patel suspended their executive salaries of $165,000 and $125,000, for a period of five and six months, respectively. In January 2018, Mr. Ajjarapu and Mr. Patel’s executive salaries were amended to $200,000 and $150,000, respectively. All of our executives are at-will employees or consultants. Each of Messrs. Ajjarapu and Patel are parties to an at-will executive employment agreement.

The Company owed management wages to Mr. Prashant Patel at December 31, 2018 of $0 and December 31, 2017 of $62,500, respectively.

In October 2018 in connection with the acquisition of Community Specialty Pharmacy, LLC, a $300,000 promissory note was issued to Nikul Panchal, accruing interest at a simple interest of 10%, interest payable annually, and principal payable at maturity on October 15, 2021.